UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Event Earliest Reported): April 23, 2010 (April 21, 2010)

Trans-Pacific Aerospace Company, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148447	36-4613360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30950 Rancho Viejo Rd #120,
(Address of principal executive offices)

(949) 260-0150
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 21, 2010, we appointed Greg Archer and Keith Moore as members of our Board of Directors.  We also formed an Audit Committee of our Board of Directors, of which Mr. Moore is the initial member.

Mr. Archer, age 56, has over 24 years of aerospace industry experience as an executive with Northrop Grumman Corporation.   From December 2002 through March 2010, he served as director of procurement / global supply chain for the Aerospace Systems sector of Northrup Grumman.  Mr. Archer was responsible for the procurement of goods and services valued in excess of one billion dollars and some thirty million parts across multiple programs and platforms. In his role as the executive for procurement / global supply chain, he developed and deployed a purchasing model that was responsive to program needs across the sector. He was the Chief Procurement Officer for the sector and directed an organization made up of professional buyers responsible for a wide range of products and services.   In addition to his procurement responsibilities, he was also responsible for commodity engineering, managing supplier technical solutions across all programs leading an organization made up of engineering professionals from the disciplines of manufacturing engineering, industrial engineering and electrical engineering.   Prior to his position as the director of procurement, Mr. Archer held leadership positions in international procurement and production, business management, subcontracts, program management and government compliance. He spent several years supporting company litigation and dispute resolution and was member of a company executive board of reviewers. He is a graduate of California State Polytechnic State University at Pomona.

Mr. Moore, age 49, has served his entire career founding, growing and financing technology and service companies. He is a managing member of Cardiff Partners, LLC and Monarch Bay Associates, LLC.  Throughout his career Mr. Moore has served in various executive capacities for micro-cap to Russell 1000 companies, including Activision, Inc., POPcast Communications Corp., and Cinemaware, Inc.  Mr. Moore has raised over $100 million for these organizations and has grown collective revenues in excess of $600 million.  From 1996 through December 2010, Mr. Moore served in Chief Executive and other executive capacities for Activision, Inc., Service Advantage International, Inc., POPcast Communications Corp., Cinemaware, Inc. and iTechexpress, Inc., overseeing their respective strategic growth and capital raises.  From 1991 through 1996, Mr. Moore served as President, Chief Operating Officer, Chief Financial Officer, Director and Consultant of Activision, Inc. (NASDAQ:  ATVI), recognized as the international market leader in videogames and multimedia software.  Mr. Moore is a founder of International Consumer Technologies Corp. and was Vice President, Chief Financial Officer and Director since its inception in July 1986 until its merger into Activision in December 1991.  Mr. Moore currently serves on the Board of Directors of Monarch Staffing, Inc., and Remote Dynamics, Inc.  Mr. Moore is a Board Emeritus of the Mission Hospital Foundation.  Mr. Moore earned a B.S. in Accounting and a Masters in Finance from Eastern Michigan University.

Mr. Moore owns a 50% interest and is a managing member of Cardiff Partners, LLC. A description of certain transactions between Cardiff Partners and us is provided in our Annual Report on Form 10-K for the fiscal year ended October 31, 2009  under Item 13 - Certain Relationships and Related Transactions.

Messrs. Archer and Moore each have received a restricted stock grant of 100,000 shares of our common stock that will vest quarterly over a period of one year.

On April 23, 2010, we granted Cardiff Partners, LLC a restricted stock grant of 600,000 shares of common stock that vest quarterly over one year.  These shares are being issued for Chief Financial Officer services.

On April 23, 2010, we granted David Walters, a member of our Board of Directors, a restricted stock grant of 100,000 shares of common stock that vest quarterly over one year.

Item 8.01.  Other Events

On April 21, 2010, our board of directors and stockholders of a majority of our shares of common stock, acting by written consent, approved our 2010 Stock Incentive Plan.  We have initially reserved 7,500,000 shares of Common Stock for issuance under the 2010 Plan.

Purpose. The primary purpose of the 2010 Plan is to attract and retain the best available personnel for us in order to promote the success of our business and to facilitate the ownership of our stock by employees.

Types of Incentives Under The 2010 Plan.  Awards under the 2010 Plan may be made in the form of (i) incentive stock options (to our eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) performance shares; or (vi) any combination of the foregoing.  No incentive stock options may be granted more than ten years after April 21, 2010.

Eligibility.  Only our employees may receive incentive stock options.  Any of our employees, officers, directors and consultants, except for instances where a consultant's services are in connection with the offer or sale of securities in a capital-raising transaction, or such services directly or indirectly promote or maintain a market for our securities, and subject to any other limitations as may be provided by the tax laws, securities laws, or our Board of Directors, may receive nonqualified stock options, restricted stock, stock awards, performance shares or any combination of the foregoing.  In making determinations regarding eligibility to participate in the 2010 Plan, our Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to our success, and such other factors as our Board of Directors, in its discretion, shall deem relevant.  There are no other eligibility requirements such as length of service or full-time commitment to be eligible to participate in the 2010 Plan.

Administration.  Our Board of Directors or a committee appointed by our Board of Directors will, in its sole discretion, administer the 2010 Plan.  A committee appointed by our Board of Directors must consist of not fewer than two members of the Board of Directors each of whom must qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a Non-Employee Director (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934) and as an Outside Director (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Internal Revenue Code).

Determination of  Exercise Price and Expiration Date of Options.  Our Board of Directors, in its sole discretion, will determine the exercise price of any options granted under the 2010 Plan.  The exercise price of an incentive stock option cannot be less than (i) 100% of the fair market value of the common stock on the date of grant or (ii) in the case of an incentive stock option granted to an individual who owns (or is deemed to own pursuant to Section 424(d) of the Internal Revenue Code), at the time of grant, stock possessing more than 10% of the total combined voting power of all classes of our stock (a "10% Stockholder"), 110%  of the fair market value of the common stock on the date of grant.  The exercise price of a nonqualified stock option may be less than 100% of the fair market value of the common stock on the date of grant; provided, however, that the exercise price of each nonqualified stock option granted under the 2010 Plan cannot in any event be less than the par value per share of our common stock.

Our Board of Directors, in its sole discretion, will determine the expiration date of any options granted under the 2010 Plan; provided that with respect to an incentive stock option the expiration date must be within (i) ten years from the date of grant, or such shorter period as may be specified by our board of directors, or (ii) in the case of 10% Stockholder, five years from the date of grant.

Effect of Termination of Employment or Other Relationships.  An incentive stock option will lapse and cease to be exercisable upon an employee's termination of service within such period following the termination as shall have been determined by our Board of Directors; provided that such period shall not exceed the period of time ending on the date three months following the termination, unless employment was terminated: (i) as a result of permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code, in which event such period shall not exceed the period of time ending on the date twelve months following the termination; or (ii) as a result of death, or if death shall have occurred following termination (other than as a result of disability) and during the period that the incentive stock option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve months after the date of death.  Such period following a termination of service or death shall in no event extend beyond the original period during which the incentive stock option was originally exercisable.  A nonqualified stock option shall lapse and cease to be exercisable upon a termination of service or within such period following a termination of service as shall have been determined by our Board of Directors.

Transferability.  Options awarded under the 2010 Plan generally are not transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the recipient only by the recipient or the recipient's guardian or legal representative.  In the event of the death of a recipient, any unexercised options may be exercised by the executor or personal representative of such recipient 's estate or by any person who acquired the right to exercise such options by bequest under the recipient's will or by inheritance.

Our Board of Directors, in its sole discretion, may at any time permit a recipient to transfer a nonqualified stock option for no consideration to or for the benefit of one or more members of the recipient 's Immediate Family (including, without limitation, to a trust for the benefit of the recipient and/or one or more members of such recipient 's Immediate Family or a corporation, partnership or limited liability company established and controlled by the recipient and/or one or more members of such recipient 's Immediate Family), subject to such limits as our board of directors may establish.  For purposes of the 2010 Plan, the term "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and includes adoptive relationships.

Equitable Adjustments in the Event of Certain Changes in Our Common Stock. Our Board of Directors may appropriately adjust the total amount of shares with respect to which equity incentives are granted under the 2010 Plan and rights of outstanding grants (both as to the number of shares subject to the outstanding grants and the option price(s) or other purchase price(s) of such shares, as applicable) for any increase or decrease in the number of outstanding shares of our common stock resulting from payment of a stock dividend on our common stock, a stock split or subdivision or combination of shares of our common stock, or a reorganization or reclassification of our common stock, or any other change in the structure of shares of our common stock.  Such adjustments and the manner of application of the foregoing provisions will be determined by our Board of Directors in its sole discretion.  All adjustments made in respect of each incentive stock option shall be made so that such incentive stock option will continue to be an incentive stock option, as defined in Section 422 of the Internal Revenue Code.

Change of Control, Dissolution or Liquidation.  Upon a change of control which includes us adopting a plan of merger or consolidation with any other corporation or association as a result of which the holders of our voting capital stock as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, approving an agreement providing for the sale or transfer (other than as security for our obligations) of substantially all our assets, or, in the absence of a prior expression of approval by our Board of Directors, upon any person (other than a person, or group including a person, who beneficially owns more than 5.0% of our voting capital stock) acquiring more than 20% of our voting capital stock, as provided in the 2010 Plan, all outstanding stock options will become immediately exercisable in full, all outstanding performance shares will be paid out as soon as practicable, and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested.  Our Board of Directors is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to recipients and to us, with respect to an outstanding equity incentive awarded under the 2010 Plan in the event of a change of control or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of such equity incentive, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications.  Our Board of Directors may take such actions by adopting rules and regulations of general applicability to all recipients or to certain categories of recipients, by including, amending or waiving terms and conditions in an equity incentive, or by taking action with respect to individual recipients from time to time.

Upon our dissolution or liquidation, each equity incentive granted under the 2010 Plan and then outstanding will terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding equity incentive granted under the 2010 Plan will be exercisable in full and all restrictions shall lapse as provided in the 2010 Plan.

Amendment or Termination.  Our Board of Directors at any time and from time to time may amend or terminate the 2010 Plan as may be necessary or desirable to implement or discontinue the 2010 Plan or any provision thereof.  To the extent required by the Securities Exchange Act of 1934 or the Internal Revenue Code, however, no amendment, without approval by our stockholders, shall: (a) materially alter the group of persons eligible to participate in the 2010 Plan; (b) change the maximum aggregate number of shares of common stock that are available for issuance under the 2010 Plan; (c) alter the class of individuals eligible to receive an incentive stock option, increase the limit on value of shares first exercisable during with respect to any incentive stock option, or the value of shares of common stock for which an employee may be granted an incentive stock option.

Our Board of Directors or our stockholders may not amend or discontinue the 2010 Plan or any provision of the 2010 Plan so as to adversely affect (in the sole discretion of our Board of Directors) any equity incentive awarded under the 2010 Plan without the written consent of the recipient of such award; provided, however, that our Board of Directors retains the right and power to: (a) annul the grant of any equity incentive if the recipient is terminated for cause as determined by our Board of Directors; and (b) convert any outstanding incentive stock option to a nonqualified stock option.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

10.1	2010 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trans-Pacific Aerospace Company, Inc.a Nevada corporation

Date: April 23, 2010	By:	/s/ Matt Szot
Name: Matt Szot
Title: Chief Financial Officer